Exhibit 10.8

(1) AIRMEDIA GROUP INC.

and

(2) BROAD COSMOS ENTERPRISES LTD.

(3) GLOBAL GATEWAY INVESTMENTS LTD.

(4) AIR MEDIA INTERNATIONAL LIMITED

(5) AIR MEDIA (CHINA) LTD.

(6) SHENZHEN AIR MEDIA TECHNOLOGY CO. LTD.

(7) AIR MEDIA TECHNOLOGY (BEIJING) CO. LTD.

(8) BEIJING AIR MEDIA ADVERTISING CO. LTD.

(9) BEIJING SHENGSHI UNITED ADVERTISING CO. LTD.

(10) BEIJING AIR MEDIA UC ADVERTISING CO. LTD.

(11) AIRTV UNITED MEDIA & CULTURE CO. LTD.

(12) GUO MAN

(13) XU QING

and

(14) ZHANG XIAOYA

Agreement for the Transfer and Assumption

of Various Obligations and Rights under the

Share Purchase Agreement, dated February 28, 2007

June 7, 2007

THIS AGREEMENT is made the 7th day of June 2007

AMONG

(1)	AIRMEDIA GROUP INC., a company incorporated under the laws of the Cayman Islands with its registered office at PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

(2)	BROAD COSMOS ENTERPRISES LTD., a company incorporated in the British Virgin Islands with limited liability with its registered office at Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands

(3)	GLOBAL GATEWAY INVESTMENTS LTD., a company incorporated in the British Virgin Islands with limited liability whose address is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

(4)	AIR MEDIA INTERNATIONAL LIMITED, a company incorporated in the Cayman Islands with limited liability with its registered office at Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands;

(5)	AIR MEDIA (CHINA) LTD., a company incorporated in Hong Kong with limited liability with its registered office at Room 2004, 20th Floor, Gloucester Tower, The Landmark, Central, Hong Kong;

(6)	SHENZHEN AIR MEDIA TECHNOLOGY CO. LTD., a PRC company with limited liability whose address is at Room 1801, Huishang Centre, Jiahuixincheng, Fuhua Road, Futian District, Shenzhen, China;

(7)	AIR MEDIA TECHNOLOGY (BEIJING) CO. LTD., a PRC company with limited liability whose address is at Room 3088, Block 1, No. 2 Hengfu Zhongjie, Kexuecheng, Fengtai District, Beijing, China;

(8)	BEIJING AIR MEDIA ADVERTISING CO. LTD., a PRC company with limited liability whose address is at Room 707, Huabin Guoji Building, No. 8 Yong An Li, Jianguomenwai Dajie, Chaoyang District, Beijing, China;

(9)	BEIJING SHENGSHI UNITED ADVERTISING CO. LTD., a PRC company with limited liability whose address is at Room 726, 7/F., Zhuangsheng Plaza, No. 6 Xuanwumenwai Dajie, Xuanwu District, Beijing, China;

(10)	BEIJING AIR MEDIA UC ADVERTISING CO. LTD., a PRC company with limited liability whose address is at Room 221, No. 5 Fengxiang Technology Development Zone, Huairou District, Beijing, China;

(11)	AIRTV UNITED MEDIA & CULTURE CO. LTD., a PRC company with limited liability whose address is at Room 130, No. 16 Heping Road, Yangsongzhen, Huairou District, Beijing, China;

(12)	GUO MAN of No. 8, Yong An Dong Li, Jian Guo Man Wai, Chao Yang District, Beijing, China;

(13)	XU QING of No. 8, Yong An Dong Li, Jian Guo Man Wai, Chao Yang District, Beijing, China; and

(14)	ZHANG XIAOYA of No. 8, Yong An Dong Li, Jian Guo Man Wai, Chao Yang District, Beijing, China

RECITALS

WHEREAS, certain of the parties hereto are parties to the Series A Convertible Preferred Share Purchase Agreement and all schedules and exhibits attached thereto, dated 28 February 2007 (the “Share Purchase Agreement”), by and among Broad Cosmos Enterprises Ltd., a company organized and existing under the laws of the British Virgin Islands (“Broad Cosmos”), Global Gateway Investments Limited (“Global Gateway”) an international business company organized under the laws of the British Virgin Islands, Guo Man and the Existing Group Companies as therein defined;

WHEREAS, as part of the reorganisation (the “Reorganisation”) in preparation for the listing of the shares of AirMedia Group Inc, a Cayman Islands company (“AirMedia”), in the U.S., Broad Cosmos is to become a wholly owned subsidiary of AirMedia and the shareholders (or their respective nominees) who are shareholders of Broad Cosmos are to become shareholders of AirMedia with the same proportional equity interests as their proportional shareholdings in Broad Cosmos (the “Share Swap”);

WHEREAS, Broad Cosmos has determined that it is advisable and in the best interests of its shareholders to assign all of its rights and transfer all of its obligations under the Share Purchase Agreement and any amendments thereto; and AirMedia has determined that it is advisable and in the best interests of its shareholders to accept such assignment and transfer and the other parties to this Agreement consent to such assignment and transfer.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual consents and undertakings contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto expressly confirm, acknowledge and agree as follows:

1.	Assignment and Assumption.

(a) Subject to the condition precedent in Section 2 herein and subject to Section 5 herein, Broad Cosmos does hereby assign, transfer and convey to AirMedia, and AirMedia does hereby accept and assume, all of Broad Cosmos’s rights and obligations, whether accrued as of the date hereof or hereafter arising, under the Share Purchase Agreement.

(b) Subject to the condition precedent in Section 2 herein, each of the parties hereto hereby consent to such assignment and assumption in the manner set forth herein.

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2.	Condition Precedent. This Agreement shall be conditional on, and become effective immediately upon, the completion of the Share Swap, the terms of which are set forth on the Share Exchange Agreement of equal date hereof, by and among AirMedia and certain other parties thereto; and shall be deemed effective as of the date of completion of the Share Swap (the “Effective Date”).

3.	Amendments to the Share Purchase Agreement.

(a) Except in relation to the obligations and events which have already been fully performed, occurred or waived prior to the Effective Date and except for the representations and warranties given in Section 3 of the Share Purchase Agreement (provided, however, that any claim against Broad Cosmos arising prior to the Effective Date may be brought against Broad Cosmos or AirMedia or any other Person provided for under the Share Purchase Agreement), the Share Purchase Agreement shall be deemed to be amended as follows:

(i)	AirMedia is added as a party to the Share Purchase Agreement and any amendments thereto, and references to: (x) the “Company” in the Share Purchase Agreement shall mean AirMedia and (y) Group Companies shall also mean AirMedia and Broad Cosmos in addition to their respective subsidiaries and any other Persons that are included as Group Companies under the Share Purchase Agreement;

(ii)	all provisions under the Share Purchase Agreement which relate to the “Series A Preferred Shares” shall be construed to refer to the Series A Convertible Preferred Shares of AirMedia; and

(iii)	all provisions under the Share Purchase Agreement which relate to “Ordinary Shares” shall refer to the Ordinary Shares of AirMedia.

4.	Representation and Warranty. AirMedia and Guo Man, jointly and severally, represent to each of the parties herein on the date of this Agreement and as of the Effective Date that AirMedia has full power and authority, and has obtained all necessary consents and approvals to enter into this Agreement and to exercise its rights and perform its obligations hereunder, and all corporate and other actions required to authorize its execution of this Agreement and the performance of its obligations hereunder have been duly taken.

5.	Obligations of Broad Cosmos.

(a) Other than as specifically provided herein, the provisions of this Agreement shall not be construed, interpreted or applied as releasing or restricting the obligations of Broad Cosmos under the Share Purchase Agreement.

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(b) Broad Cosmos shall continue to be subject to the obligations of a Group Company under the Share Purchase Agreement.

6.	Miscellaneous.

6.1	AirMedia and Guo Man shall, jointly and severally, do, execute and perform and to procure to be done, executed and performed all such further acts, deeds, documents and things as the Purchaser (as defined in the Share Purchase Agreement) may require from time to time to effectively assign, transfer and convey all of Broad Cosmos’s rights and obligations, whether accrued as of the date hereof or hereafter arising, under the Share Purchase Agreement, and any claims, entitlements and causes of action of Broad Cosmos related thereto, and otherwise to give to the Purchaser the full benefit of this Agreement.

6.2	This Agreement shall be governed by and construed under the laws of the State of New York, without regard to principles of conflicts of law thereunder.

6.3	If any provision or part of a provision of this Agreement or its application to any party hereto shall be, or be found by any authority of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

6.4	This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

6.5	This Agreement may not be amended, modified or supplemented, except in a writing signed by each of the parties hereto.

6.6	This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.7	This Agreement and any agreement, document or instrument attached hereto or referred to herein among the parties hereto integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

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AIRMEDIA GROUP INC.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

BROAD COSMOS ENTERPRISES LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

GLOBAL GATEWAY INVESTMENTS LTD.

By	/s/ Wang Zhenyu
Name:	WANG ZHENYU
Title:	DIRECTOR

AIR MEDIA INTERNATIONAL LIMITED

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

SIGNATURE PAGE TO AGREEMENT FOR THE TRANSFER AND ASSUMPTION

AIR MEDIA (CHINA) LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

SHENZHEN AIR MEDIA TECHNOLOGY CO. LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

AIR MEDIA TECHNOLOGY (BEIJING) CO. LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

BEIJING AIR MEDIA ADVERTISING CO. LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

SIGNATURE PAGE TO AGREEMENT FOR THE TRANSFER AND ASSUMPTION

BEIJING SHENGSHI UNITED ADVERTISING CO. LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

BEIJING AIR MEDIA UC ADVERTISING CO. LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

AIRTV UNITED MEDIA & CULTURE CO. LTD.

By:	/s/ Guo Man
Name:	GUO MAN
Title:	DIRECTOR

SIGNATURE PAGE TO AGREEMENT FOR THE TRANSFER AND ASSUMPTION

GUO MAN

/s/ Guo Man

XU QING

/s/ Xu Qing

ZHANG XIAOYA

/s/ Zhang Xiaoya

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SIGNATURE PAGE TO AGREEMENT FOR THE TRANSFER AND ASSUMPTION